Cohu, Inc.
Corporate Access Day

Event to be Held July 13, 2017

9:00 am – 12:00 pm

Marriott, Santa Clara, CA



Cohu

Safe Harbor Statement

Certain matters discussed in this presentation, including statements concerning market growth rates for IoT, auto semiconductor, processor and advanced packaging; "Cohu400" and "Cohu500" strategy goals and financial targets; market share gain targets; SLT platform market opportunity; contactor market growth and Cohu sales goals; estimated 2017 financial results and balance sheet; and strategic investment goals are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, our ability to convert new products under development into production on a timely basis and to meet customer delivery and acceptance requirements for new products; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; market adoption of new products; intense competition in the test handler industry; our reliance on patents and intellectual property; failure of critical suppliers; customer concentration; compliance with U.S. export regulations; our ability to successfully integrate acquired businesses and operations; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers; and rapid technological change. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, based on information currently available to us. Cohu assumes no obligation to update the information in this presentation.

This presentation includes certain non-GAAP financial measures, including non-GAAP EBITDA, Adj. EBITDA, gross margin and diluted earnings per share. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Cohu may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in the Appendix to these slides.

Agenda - July 13, 2017

Schedule	Event	Presenter
9:00 a.m. – 9:05 a.m.	Welcome	J. Jones
9:05 a.m. – 9:15 a.m.	Opportunities for Growth and Differentiation	L. Müller
9:15 a.m. – 9:35 a.m.	Keynote Speaker Secure Connections for a Smarter World	K. Keshvari, NXP
9:35 a.m. – 9:50 a.m.	Digital Test Handlers	C. Bohrson
9:50 a.m. – 10:05 a.m.	Test Contactors	G. Gschwendtberger
10:05 a.m. – 10:20 a.m.	Analog Test Handlers	I. von Fellenberg
10:20 a.m. – 11:30 a.m.	Equipment Demonstrations	
11:30 a.m. – 11:45 a.m.	Delivering Profitability and Shareholder Value	J. Jones
11:45 a.m. – 12:00 p.m.	Closing Remarks and Q&A	J. Jones

Opportunities for Growth and Differentiation

Luis Müller
President & CEO



Cohu

Corporate Profile

Global technology and market leader in $1.5 billion* Semiconductor Final Test Handlers and Contactors

Company NASDAQ	Revenue (LTM**)	EBITDA (LTM**)	Net Cash (1Q17)	Employees (Worldwide)
COHU	$297M	12%	$96M	~1,750

We create leading-edge solutions for semiconductor test and inspection

* VLSI Research and Company estimates
** LTM as of 1Q17; EBITDA reflects non-GAAP

Cohu

Multiple Markets – Leading Solutions

Thermal and Vision Inspection technologies enabling higher yield ⇨ customer value



End-Markets
Automotive
Industrial
Solid State Lighting (LED)
Mobility
Communications
MEMS
Computing
High Speed Memory
Products & Technologies
T-Core
Handlers
Contactors
Vcore
Device Segments
Memory
Microprocessors
Mobile Processors
A11
Microcontrollers
Mixed Signal
LED
MEMS
Power Management
Power Discrete
RF
Digital Semiconductors
Analog Semiconductors

Cohu

Key Industry Trends

Increasing integration ⇨ test and inspection challenges

Unit Growth

Increasing IC content in vehicles, factory automation (robotics) and exponential increase in connectivity (Internet-of-Things)


THE INTERNET OF THINGS
An Explosion of connected possibility
Billions of devices
Year
1992 1,000,000
2003 0.5 BILLION
2009 IoT INCEPTION
2012 8.7 BILLION
2013 11.2 BILLION
2014 14.4 BILLION
2015 18.2 BILLION
2016 22.9 BILLION
2017 28.4 BILLION
2018 34.8 BILLION
2019 42.1 BILLION
2020 50.1 BILLION

* Source: Zephyr: IoT and Its Impact on Testing

System in Package Integration

Growing integration of wafer-level CSP in complex packages (2.5D – 3D technologies)

(all devices in color are WLCSPs)


Semiconductor Integration

Cohu

Competitive Differentiation

Solutions that result in higher test and inspection yield

1% better yield on $300 billion semiconductor industry = $3 billion

Scale ⇨ Largest R&D (~$35 million) in the industry

Global Operations meeting production ramp requirements

Sales & Service to support customers 24/7 globally



Analog Test Handlers
Germany
Switzerland
Digital Test Handlers
Japan
San Diego
Integrated Test Solutions
Spring Probe Factory
Philippines
Malaysia
Handler Installed Base ~11,500
Handler Factory
Contactor & Kit Factory
Major Operations
Sales/Customer Support

Cohu

Delivering Positive Results

Achieving growth ⇨ *share gain in core handlers, new WLCSP prober, expansion in test contactors*



Revenue
$400M
$345M*
$282M
$269M
2015
2016
2017
Cohu400

Cohu400 Strategy	Results to-date**
4 to 6 points handler share gain	*+2 points share in mobility and automotive markets****
4 to 8 points test contactor share gain	*+3 points share inc. Kita acquisition, new RF product****
Enter WLCSP probe for 30-50% share	*Unveiling PANTHER today, WLCSP prober*
Ship 90% handlers from Asia Operations	*90%+ handlers shipping from Malaysia since 1Q17*

* Analyst consensus estimates

** Since introduction of Cohu400 in June 2015

*** Company estimates

Cohu

Cohu500 Strategy

Extending mid-term (3-5 years) target to Revenue of $500 million on expanded ~$2 billion* Addressable Market that includes Inspection



IC Handlers
$800M*
Logic Pick-and-Place
Turret
Memory Pick-and-Place
Gravity & Strip
Contactors
$700M*
Digital / Mixed Signal
Analog Power
Analog / RF
Probers
Wafer Probers
Prober Cards
Inspection
$450M*
2D Wafer / Die
Package
3D Wafer / Die
Assembly
PCB Manufacturing

* VLSI Research and Company estimates

Cohu

Digital Test Handlers

Device Segments

Microprocessors



Mobile Processors


A11

Mixed Signal



Microcontrollers



Memory


SAMSUNG
3D V-NAND

Chris Bohrson
General Manager



Cohu

Attractive Growth Markets






Automotive Semi Sales
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$B
10% CAGR
22.9
37.4
2015
2020

CAGR through 2020*

- ❑ Mixed signal: 7%
  - ASIC (application specific IC)
  - DSP (digital signal processor)
- ❑ Automotive Processors: 12%
  - Microprocessor Unit (MPU)
  - Microcontroller Unit (MCU)
- ❑ Growth of autonomous vehicles will benefit Graphics Processor Units






Processor Sales
120
100
80
60
40
20
0
$B
4% CAGR
81
100
2015
2020

CAGR through 2020*

- ❑ Mobile: 10%
- ❑ Server/cloud 2.2%
- ❑ PCs growing at less than 1%
- ❑ Rise of AI (10X growth)
- ❑ Advanced wireless 5%
- ❑ Internet of a trillion things 27%
- ❑ Gaming 25%, AR/VR 200%+

* Sources: McKinsey, Gartner, IC Insights, Bank of America & company estimates

Cohu

Increasing Thermal Related Yield Challenges

Automotive

Extreme temperature control range

Market:

+150°C

-45°C



Handler:

+175°C

-55°C

With high test parallelism


Up to x32

Processors


Upwards of 600W Power


Processors Heat up During Test
Heat
Performance
Yield Loss ($$)

Cohu

High Performance Solutions

MATRiX for Automotive



Higher yield

- -55 C to +175 C test
- Control down to +/- 2 C

High throughput

- x32 parallelism
- 16K units per hour

T-Core
THERMAL SYSTEM

Eclipse for Processors


ECLIPSE

Higher yield

- Active Thermal Control
- Control down to +/-2 C

High productivity

- x16 parallelism
- 13K units per hour

T-Core
THERMAL SYSTEM

T-Core: Best in class temperature control for high volume production

T-Core Delivers Yield Advantage

MATRiX with T-Core



x32 Production Device Temperature Performance @ 152°C
Typical thermal control
T-Core thermal control

2X improvement in device temperature accuracy

Higher yield w/ down to +/-2 C control in high parallelism

Eclipse with T-Core



Upwards of 600W Power

Active heat dissipation to maintain down to +/-2 C temperature accuracy
→ increases yield

What is System Level Testing; why is it needed?

Discontinuity: denser devices (< 10 nm devices) & higher quality levels driving changes in testing

Gap: traditional test coverage from Functional and Structural testing no longer adequate for testing complex devices

Solution:

- System Level Test emulates real-world device configuration (boot test, high speed interfaces…)
- Combination of Structural, Functional and System Level Testing leads to highest quality
- Testing requires thermal management



System Level Test
Full Test Coverage
Structural Test
Functional Test

High Density SLT Platform

High volume manufacturing

- Massively parallel test architecture
- Lower CAPEX/OPEX
- T-Core Thermal architecture

T-Core
THERMAL SYSTEM

~$150M market opportunity

- Application Processors
- Entry into Memory test



Integrated Test Solutions

Gerhard Gschwendtberger
General Manager



Cohu

Growing Contactor Market

$700M growing at 5% CAGR

- Consumable, recurring business
- Fragmented, small regional suppliers

Unique *multi-beam* and *spring probe* technologies deliver better thermal & signal performance

Leveraging handler market share and global customer support

Targeting rapid 20% CAGR to become a leader in 5 years



Spring Probe Contactor
Spring Probes



Market Size
Digital/Mixed Signal $500M CAGR 4%
Power $100M CAGR 6%
RF/ Analog $100M CAGR 8%
Growth Rate

Source: VLSI Research and company estimates

Cohu

Multiple Markets & Solutions

End Application

- *Automotive*
- *Industrial*
- *Solid State Lighting (LED)*
- *Mobility*
- *Communications*
- *MEMS*
- *Computing*
- *High Speed Memory*

Semiconductor Devices

- *RF / Analog*
- *Digital*
- *Sensors/LED*
- *Smart Power*

Contactor Solutions


High Performance
multi-beam
KITA
Spring Probe
Cantilever
multi-beam

Cohu

Achieving Higher Yield Faster

Accurate temperature control, integration with Cohu handlers

One-stop-shop reduces integration & setup time – "time to yield" is key differentiation for our large handler installed base



Contact Element



Contactor Housing


Time to
Yield
Temperature
Control



Handling System

Total Integration

Cohu

Differentiating Technologies

Best in Class Temperature Control

- Embedded temperature sensing
- Integration with T-Core enabled Cohu handlers



High parallel, temperature controlled contactor solution

Manufacturing Technology

- Enabling fine pitch WLCSP probes
- Long lifespan and stable yield



E-barrel line



Fine pitch WLCSP probes

Unique *multi-beam* Architecture

- Signal integrity up to 80 GHz
- Lowering cost of test



multi-beam contact springs for RF & Power applications



Solving Next Generation Test Challenges

Unique WLCSP solution for 5G / WiGig high frequency test

Traceability & recipe management enabling Industry 4.0

Optimized for stringent quality requirements in Automotive radar


REVENUE FORECAST BY ADVANCED PACKAGING PLATFORM
FROM 2014 TO 2020 – IN US$ BILLION
35
30
25
20
15
10
5
0
2014
2015
2016
2017
2018
2019
2020
FI WLP
FO WLP
FC
2.5D/3D
TOTAL




5G

CAGR (2017-2020) ~10%

Source: Yole Development and company estimates

Cohu

Analog Test Handlers


Device Segments
Power Discrete
MEMS
Mixed Signal
Power Management
RF
LED

Ian von Fellenberg
General Manager



Cohu

Attractive Growth Markets






Automotive Semi Sales
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$B
10% CAGR
22.9
37.4
2015
2020

CAGR through 2020*

- ❑ Mixed Signal, RF, Sensors: 10%
  - ADAS, drivers, converters, Infotainment, connectivity, low-gyro, pressure
- ❑ MEMS: 10%
  - Inertial, Environmental, Optical
- ❑ Power Management, Discrete: 7%
  - Power sequencing, DC/DC converters, battery charging
- ❑ LED: 12% – Headlamp, DRL, Interior






IoT Semi Sales
Sensing & Comm.
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$B
20% CAGR
5.2
12.8
2015
2020

CAGR through 2020*

- ❑ Mixed signal: 8%
  - Converters, comparators, drivers, amplifiers
- ❑ RF & Sensors, MEMS: 12%
  - SAW/BAW filters, transmitters, receivers, Hall-effect, microphone
- ❑ Small Signal Discrete: 2%
  - Diodes, transistors, signal conditioning

* Sources: Semico, IC Insight, Yole, BofA/Gartner, HIS Market and company estimates

Increasing Quality Requirements

Micro-scale defect detection in thin & fragile devices and WLCSPs is a growing challenge



Optical
Electrical
Thermal
Mechanical
Large defect
Electrical test



Micro-scale defect
Electrical test
Need micro-scale defect detection systems

Cohu

Broad Product Solutions

NY Turret – Jaguar
Mobile & IoT





Higher yield
- Test contact solutions
- Hi-Resolution vision inspection
- Thin & Fragile device handling

High throughput
- 50K units per hour
- Fully integrated Back-end processes, optimized footprint
- WLCSP test
- High parallelism

NY Turret – Gravity – Jaguar
Automotive & Industrial





Higher yield
- High power test
- Vision inspection
- Tri-Temperature testing

High productivity
- High parallelism
- Process traceability
- Configurable platform

NVCore: Highest resolution vision inspection at production throughput

Cohu

Growing Revenue in Vision Inspection

- Introducing new Aguilae module
- Expanding addressable share of $450M inspection market
- Focused R&D investments to meet challenge of increasing quality

Package and die inspection

3D Inspection "3D-Flex"







- Full 3D metrology of ball grid array
- Hi-resolution – Modular system
- Tooling-less system

WLCSP inspection

Micro-crack detection "Aquilae"



- High resolution inspection
- Detects micro-scale cracks / defects



- High throughput



Disruptive Solution for Advanced Packages

Unveiling PANTHER

The first prober optimized for test and inspection of singulated wafer-level chip scale packages (WLCSPs) and bumped dies



PANTHER PROBER

Differentiating Features

- Integrated final test, inspection and tape-and-reel – smallest footprint
- Tri-temperature test capability
- Stress-free handling – no mechanical clamping
- High parallel test – 100% touch-down efficiency
- Full process in one system – reduced material work-in-process
- Delivers higher yield

PANTHER: Higher yield – Higher quality – More throughput

Delivering Profitability and Shareholder Value

Jeff Jones
VP Finance & CFO



Cohu

Preliminary Q2 and 1H17 Results

	Unaudited Prelim. Results	
	2Q17*	1H17**
Sales	~ $93M	~ $174M
Gross Margin***	~ 40%	~ 41%
Operating Expense***	~ $23M	~ $45M

Record orders in 2Q17

Strong 2Q17 results reflects early customer acceptance of new products and increased recurring revenue due to higher utilization

Projecting second half 2017 sales to be approximately the same as first half sales, with typical seasonality in Q3 and Q4

* Preliminary 2Q17 results announced on July 11, 2017
** 1H17 amounts consist of 1Q17 actual results combined with 2Q17 preliminary results
*** Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition and inventory mark-up costs, manufacturing transition and severance costs.

Strategy & Execution Yielding Results


Revenue ($M)
$270
$282
$345
2015
2016
2017 Est.*
Gross Margin**
35%
36%
40%
2015
2016
2017 Est.*
EBITDA**
9%
10%
16%
2015
2016
2017 Est.*
Diluted EPS**
$0.58
$0.68
$1.45
2015
2016
2017 Est.*

Share gain in handler automotive and mobility markets
Growth in contactors with Kita acquisition
Gross margin expansion from Asia manufacturing
Tight Opex control while investing for growth

* Analyst consensus estimates
** Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition costs, manufacturing transition and severance costs.

Expanding Mid-Term Target – Cohu500

	2015	2016	2017 Est.*	Cohu400	Cohu500
Sales	$269M	$282M	$345M ($86M/qtr)	$400M ($100M/qtr)	$500M ($125M/qtr)
Gross Margin**	35%	36%	40%	42%	45%
Adj. EBITDA**	9%	10%	16%	18%	20%

On track to Cohu400

- ~ 2 pts handler share gain: automotive and mobility
- ~ 3 pts contactor share gain: new products and sales synergies
- ~ $15M from new WLCSP Probe with deliveries starting 2H17

Increasing Gross Margin target to 45%

- Growing share and expanding in inspection market
- New products provide greater differentiation, higher margins

* Analyst consensus estimates
** Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition costs, manufacturing transition and severance costs.
*** Cohu400 mid-term targets were announced June 2015; mid-term is 3 to 5 years

Path to Cohu500



Sales
$M
$500
$450
$400
$350
$300
$250
2017 Est.
(Analysts)
Handler
Share Gain
Contactor
Share Gain
WLCSP
Probe
Inspection
Systems

Approx. 6 pts handler share gain in growing automotive and mobility

Grow to #1/#2 in contactors: product performance, global support

Expand in inspection market with automotive and advanced packages

Accelerating Growth with Acquisitions

Strong track record of successful acquisitions

Criteria	Rasco Dec 2008	Ismeca Jan 2013	Kita Jan 2017
Market Expansion	Gravity, Test-in-Strip, MEMS	Turret, Inspection, LED	Spring Probe Contactor
Market Share	#2 in 2008, grew to #1 in 2014	#1, acquired the leader	Top 5 leader and growing
Infrastructure Leverage	100% complementary products; Common sales and customer support	100% complementary products; Common sales and customer support; Malaysia Mfg. and Supply Chain	100% complementary products; Japan Mfg. and Customer Relationships
Realized Synergies	Sales ~ $16M; Costs ~ $2M	Sales ~ $25M; Costs ~$14M	Mid-Term Target Sales ~ $16M

Acquisition investment criteria

- Expand into profitable, complementary markets
- Deliver margin in-line with mid-term financial model
- Leverage infrastructure: technology, operations, sales and support

Strong Cash Balance to Support Growth



$M
Net Cash
$140
$120
$100
$80
$60
$40
$20
$0
Est. cash increase
1Q17 Balance
FY13
FY14
FY15
FY16
FY17 Est.
Excess cash for strategic investments
Cash req'd for Ops, Capex & Dividend

$15M deployed to acquire Kita in January 2017

Operating cash flow of >$20M annually in last 3 years

Healthy cash conversion cycle at 114 days (1Q17)

Closing Remarks

Jeff Jones

VP Finance & CFO



Cohu

Expanding Mid-Term Target to $500M

Increasing TAM to $2 Billion

with new WLCSP prober, investments in vision inspection and test contactors

Focused on Differentiation

thermal control, vision inspection and integrated test solutions that enable higher customer yield

Gaining Share in Core Markets

with growing automation, artificial intelligence and communications rqmts. in automotive, mobility & IoT

Strategic Acquisitions

in profitable, complementary markets leveraging infrastructure and delivering synergies

Profitability & Cash Flow

with low cost manufacturing structure and Opex leverage

Cohu500 Target

delivers 45% gross margin and 20% EBITDA* at $500M*

* Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition costs, manufacturing transition and severance costs.

Cohu

Thank You



Cohu

Appendix



Cohu

Reconciliation of GAAP to Non-GAAP Results

Earnings Reconciliation	12 Months Ending Dec 26, 2015	Diluted EPS	12 Months Ending Dec 31, 2016	Diluted EPS	12 Months Ending Mar 25, 2017	Diluted EPS
Income (Loss) From Continuing Operations - GAAP	$5,792	$0.22	$3,260	$0.12	$12,651	$0.43
Share Based Compensation	6,755	0.25	7,143	0.26	6,888	0.25
Amortization of Purchased Intangible Assets	7,032	0.26	6,902	0.25	6,244	0.23
Manufacturing Transition and Severance Costs	970	0.04	1,498	0.05	1,462	0.05
Other Acquisition Costs	0	0.00	1,777	0.06	1,083	0.04
Inventory Step-Up	0	0.00	0	0.00	347	0.01
Impairment of Goodwill and Other Assets	273	0.01	0	0.00	0	0.00
Gain on Sale of Facility	(3,198)	(0.12)	0	0.00	0	0.00
Reduction of Indemnification Receivable	0	0.00	588	0.03	588	0.02
Tax Effect of Non-GAAP Adjustments	(1,961)	(0.07)	(2,408)	(0.09)	(2,347)	(0.08)
Income From Continuing Operations - Non-GAAP	$15,663	$0.58	$18,760	$0.68	$26,916	$0.95
Weighted Average Shares - GAAP and Non-GAAP	Diluted	26,788	Diluted	27,480	Diluted	27,695

Gross Profit Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	12 Months Ending Mar 25, 2017	% of Net Sales
Net Sales	$269,654		$282,084		$297,403	
Gross Profit - GAAP	89,038	33.0%	94,828	33.6%	107,688	36.2%
Share Based Compensation	566	0.2%	398	0.1%	502	0.2%
Amortization of Purchased Intangible Assets	5,420	2.0%	5,170	1.8%	4,609	1.5%
Manufacturing Transition and Severance Costs	0	0.0%	75	0.0%	0	0.0%
Inventory Step-Up	0	0.0%	0	0.0%	347	0.1%
Gross Profit - Non-GAAP	$95,024	35.3%	$100,471	35.6%	$113,146	38.0%

Adjusted EBITDA Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	12 Months Ending Mar 25, 2017	% of Net Sales
Income (Loss) From Operations - GAAP	$7,959	3.0%	$5,665	2.0%	$15,533	5.2%
Depreciation Expense	4,240	1.6%	3,510	1.2%	3,701	1.2%
Amortization of Purchased Intangible Assets	7,032	2.6%	6,902	2.4%	6,244	2.1%
Share Based Compensation	6,755	2.5%	7,143	2.5%	6,888	2.3%
Manufacturing Transition and Severance Costs	970	0.4%	1,498	0.5%	1,462	0.5%
Other Acquisition Costs	0	0.0%	1,777	0.6%	1,083	0.4%
Impairment of Goodwill and Other Assets	273	0.1%	0	0.0%	0	0.0%
Gain on Sale of Facility	(3,198)	-1.2%	0	0.0%	0	0.0%
Reduction of Indemnification Receivable	0	0.0%	588	0.2%	588	0.2%
Adjusted EBITDA - Non-GAAP	$24,031	8.9%	$27,083	9.6%	$35,499	11.9%

Cohu